UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 24, 2010

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On March 24, 2010, BioSphere Medical, Inc. (“BioSphere” or the “Company”) entered into a settlement agreement in the product liability lawsuit filed against the Company and other defendants on behalf of Hamid Rashidi in the Superior Court of California, County of Los Angeles. The settlement agreement will fully and finally resolve all claims pending in the lawsuit in exchange for the payment by BioSphere of an amount that the parties have agreed will be confidential.  The parties agreed to settle the case without any admission of liability on the part of BioSphere.  The Company maintains product liability insurance and expects that its insurance will cover the full amount paid in the settlement.

On June 4, 2008, a lawsuit was filed in the Superior Court of California, County of Los Angeles entitled Hamid Rashidi v. Franklin Moser, M.D., Cedars-Sinai Medical Center and Biosphere Medical, Inc. The lawsuit alleged, among other things, that Rashidi suffered permanent blindness in one eye following the treatment of his severe nosebleed blindness with the Company’s Embosphere Microspheres. The plaintiff claimed that the product was defective, that the manner in which the product was marketed and sold was misleading, that the health-care providers were negligent, and that one or more of these factors combined to cause his injuries. The plaintiff sought compensatory and punitive damages.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statement regarding the expectation that the Company’s insurer will cover the full amount paid in settlement. The Company may use words such as “plans,” “seeks,” “projects,” “believes,” “may,” “anticipates,” “estimates,” “should,” “intends,” “looking forward,” and similar expressions to identify these forward-looking statements.  These statements are subject to risks and uncertainties and are based upon the Company’s beliefs and assumptions.  There are a number of important factors that may affect the Company’s actual results and the accuracy of its forward-looking statements, many of which are beyond the Company’s control and are difficult to predict.  For example, there is a risk that BioSphere’s insurer may deny its obligation to satisfy the claim relating to the settlement amount.  There are other important factors that may adversely affect the Company’s actual results, including, without limitation, the risk factors described in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, as filed by the Company with the Securities and Exchange Commission, and described in other filings made by the Company from time to time with the Securities and Exchange Commission.  In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s estimates as of the date of this report. The Company anticipates that subsequent events and developments may cause its forward-looking statements to change.  The Company specifically disclaims any obligation or intention to update or revise these forward-looking statements as a result of changed events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2010	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President
and Chief Financial Officer